 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2024

Concord Acquisition Corp II

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40773 (Commission File Number)	86-2171101 (I.R.S. Employer Identification No.)

477 Madison Avenue New York, NY (Address of principal executive offices)	10022 (Zip Code)

(212) 883-4330
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	CNDA.U	NYSE American LLC
Class A Common Stock, par value $0.0001 per share	CNDA	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	CNDA.WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported, Concord Acquisition Corp II (the “Company”) and Concord Sponsor Group II LLC (the “Sponsor”), the Company’s sponsor, intended to enter into one or more agreements (“Non-Redemption Agreements”) with certain stockholders of the Company in exchange for them agreeing not to redeem shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), sold in its initial public offering (“Non-Redeemed Shares”) at the special meeting called by the Company (the “Special Meeting”) to approve, among other things, an extension of time for the Company to consummate an initial business combination from June 3, 2024 (the “Termination Date”) to March 3, 2025, or such earlier date as may be determined by the Company’s board of directors (such later date, the “Extended Date”). The Company and the Sponsor have since entered into Non-Redemption Agreements with certain holders of Class A Common Stock. In exchange for the foregoing commitment to the Company to not redeem the Non-Redeemed Shares, the Company agreed to issue, or cause to be issued, to such stockholders, an aggregate of 75,000 shares of Class A common stock for the first six months of extension, and an aggregate of 9,000 additional shares of Class A common stock for each additional month of extension, up to three additional months (such shares, the “Promote Shares”), upon closing of the initial business combination, and the Sponsor agreed to surrender and forfeit, for no consideration, a number of shares of Class B common stock, par value $0.0001 per share, of the Company equal to the number of Promote Shares upon closing of the initial business combination. The foregoing summary of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement previously filed by the Company as Exhibit 10.1 to the Current Report on Form 8-K dated May 24, 2024 and incorporated herein by reference.

The information provided in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 31, 2024, the Company issued an unsecured promissory note (the “Note”) in the principal amount of up to $650,000 to the Sponsor, a significant stockholder of the Company, which may be drawn down from time to time prior to the Maturity Date (defined below) upon request by the Company. The Note amended, replaced and superseded in its entirety that certain promissory note, dated May 3, 2022, made by the Company in favor of the Sponsor in the principal amount of up to $350,000 (the “Original Note”), and any unpaid principal balance of the indebtedness evidenced by the Original Note has been merged into and evidenced by the Note. The Note does not bear interest and the principal balance will be payable on the date on which the Company consummates its initial business combination (such date, the “Maturity Date”). The Note is subject to customary events of default, the occurrence of certain of which automatically triggers the unpaid principal balance of the Note and all other sums payable with regard to the Note becoming immediately due and payable.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the Special Meeting on May 31, 2024, the Company filed an amendment to its amended and restated certificate of incorporation with the Delaware Secretary of State on May 31, 2024 (the “Charter Amendment”), to extend the date by which the Company has to consummate a business combination from the Termination Date to the Extended Date. The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 31, 2024, the Company held the Special Meeting. On May 13, 2024, the record date for the Special Meeting, there were 14,699,019 shares of Class A common stock, par value $0.0001 per share, and 7,002,438 shares of Class B common stock, par value $0.0001 per share, of the Company entitled to be voted at the Special Meeting. At the Special Meeting, 18,596,214 shares of Class A common stock and Class B common stock, voting together as a class, of the Company or 85.69% of the shares entitled to vote at the Special Meeting were represented in person or by proxy.

Charter Amendment

The stockholders approved the Charter Amendment to extend the date by which the Company has to consummate a business combination from the Termination Date to the Extended Date. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
15,258,911	3,337,303	0	0

Item 8.01.	Other Events.

In connection with the votes to approve the proposal above, the holders of 12,498,716 shares of Class A common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.61 per share, for an aggregate redemption amount of approximately $132.67 million, leaving approximately $23.36 million in the trust account.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Concord Acquisition Corp II, dated May 31, 2024.
10.1	Form of Non-Redemption Agreement and Assignment of Economic Interest (incorporated by reference to Exhibit 10.1 in the Registrant’s Current Report on Form 8-K on May 24, 2024).
10.2	Amended and Restated Promissory Note, dated May 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCORD ACQUISITION CORP II

By:	/s/ Jeff Tuder
	Name:	Jeff Tuder
	Title:	Chief Executive Officer

Date: June 3, 2024